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                                                                  EXECUTION COPY


                                                                   Exhibit 10.54

                          SELECT MEDICAL CORPORATION


                                 $175,000,000


                   9 1/2% Senior Subordinated Notes due 2009


                              PURCHASE AGREEMENT
                              ------------------


                                                                    June 6, 2001
J.P. MORGAN SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
CIBC WORLD MARKETS CORP.
FIRST UNION SECURITIES, INC.
C/O J.P. MORGAN SECURITIES INC.
270 Park Avenue, 4th floor
New York, New York  10017


Ladies and Gentlemen:

          Select Medical Corporation, a Delaware corporation (the "Company"), proposes to issue and sell $175,000,000 aggregate principal amount of its 9 1/2 % Senior Subordinated Notes due 2009 (the "Securities"). The Securities will be issued pursuant to an Indenture to be dated as of June 11, 2001 (the "Indenture") between the Company, each of the subsidiaries of the Company listed on Schedule I hereto (each a "Guarantor" and together, the "Guarantors") and State Street Bank and Trust Company, as trustee (the "Trustee"). The Securities will be guaranteed on an unsecured senior subordinated basis by guarantees (the "Guarantees", and each a "Guarantee") of the Guarantors. The Company hereby confirms its agreement with J.P. Morgan Securities Inc. ("JPMorgan") and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, CIBC World Markets Corp. and First Union Securities, Inc. (collectively, together with JPMorgan, the "Initial Purchasers") concerning the purchase of the Securities from the Company by the several Initial Purchasers.

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          The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering memorandum dated May 29, 2001 (the "Preliminary Offering Memorandum") and will prepare an offering memorandum dated the date hereof (the "Offering Memorandum") setting forth information concerning the Company, the Guarantors and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in accordance with Section 2.

          Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will, subject to the terms and conditions thereof, be entitled to the benefits of an Exchange and Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "Registration Rights Agreement"), pursuant to which the Company will agree to file with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of senior subordinated notes of the Company (the "Exchange Securities") and guarantees of each of the Guarantors which are identical in all material respects to the Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions or additional interest) and the Guarantors and under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

          Prior to or on the Closing Date (i) the Company's Amended and Restated Credit Agreement will be amended (the "Credit Agreement Amendment") and (ii) the Company will repay all outstanding principal and interest on its 10% Senior Subordinated Notes due 2009 (the "Senior Subordinated Note Repayment"). The Credit Agreement Amendment and the Senior Subordinated Note Repayment are collectively referred to herein as the "Related Transactions".

          Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

          1. Representations, Warranties and Agreements of the Company and the
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Guarantors. The Company and the Guarantors jointly and severally represent and
----------
warrant to, and agree with, the several Initial Purchasers on and as of the date hereof and the Closing Date (as defined in Section 3) that:

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          (a) Each of the Preliminary Offering Memorandum and the Offering
     Memorandum, as of its respective date, did not, and on the Closing Date the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company or the Guarantors by or on behalf of any Initial Purchaser specifically for use therein as specified in section 16 hereof (the "Initial Purchasers' Information").

          (b) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

          (c) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2, compliance with the agreements set forth herein, compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Transaction Documents, and the accuracy of the representations and warranties made in accordance with the Transaction Documents by purchasers to whom the Initial Purchasers initially resell the Securities, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") (it being understood that no representation is made as to any resale subsequent to the initial resale of the Securities).

          (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in any material adverse changes in the condition, financial or otherwise, or in the

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     earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect").

          (e) (1) Each subsidiary of the Company set forth on Schedule III hereto (which lists all (a) Guarantors and (b) other subsidiaries of the Company that are either operating entities or holding companies, each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation or other entity in good standing under the laws of the jurisdiction of its incorporation, has corporate or other power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation or other entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as set forth on Schedule IV hereto, (a) all of the issued and outstanding capital stock of each such Subsidiary that is a corporation has been duly authorized and validly issued, is fully paid and non-assessable and is owned, by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and (b) all of the ownership interests of each such Subsidiary that is not a corporation have been duly authorized and are owned, by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Schedule I hereto and the subsidiaries listed on Schedule V hereto (which lists all subsidiaries of the Company that are not guaranteeing the Securities).

          (2) Except to the extent disclosed in the Offering Memorandum under the caption "Selected Consolidated Financial and Other Data" and in the Company's consolidated financial statements included in the Offering Memorandum, each of the specialty acute care hospitals, outpatient rehabilitation clinics and occupational health centers (collectively, the "Facilities") described in the Offering Memorandum as owned by the Company is owned or leased and operated by a Subsidiary of which the Company directly or indirectly owns 100% of the outstanding ownership interests. Except as disclosed in the Offering Memorandum, there are no material encumbrances or restrictions on the ability of any Subsidiary (i) to pay any dividends or make any distributions on such Subsidiary's capital stock,
     (ii) to make any loans or advances to, or investments in,

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     the Company or any Subsidiary, or (iii) to transfer any of its property or assets to the Company or any Subsidiary.

          (f) The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Offering Memorandum or pursuant to the exercise of convertible securities or options referred to in the Offering Memorandum or repurchases of an immaterial number of shares of the Company's capital stock held by former employees). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company that were not subsequently waived. The shares of capital stock of the Company issued or to be issued in connection with the exercise of any put right held by any prior owner of a Facility that was subsequently acquired by the Company, have been issued in compliance, in all material respects, with all federal and state securities laws. Except as disclosed in the Offering Memorandum, there are no outstanding options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Company's or any of its subsidiaries' capital stock or other ownership interests.

          (g) (i) The Company and each of the Guarantors has full right, power and authority to execute and deliver this Agreement, the Indenture (including the Guarantee set forth therein), the Registration Rights Agreement, and the Securities and (ii) the Company has the full right, power and authority to execute and deliver the Credit Agreement Amendment ((i) and (ii) above are collectively referred to as, the "Transaction Documents") and to perform their respective obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

          (h) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

          (i) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable

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     against the Company and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (j) The Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

          (k) The Securities have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer and each of the Guarantors, as guarantors, entitled to the benefits of the Indenture and enforceable against the Company, as issuer, and each of the Guarantors, as guarantors, in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Securities conform to all statements relating thereto contained in the Offering Memorandum and such description conforms to the rights set forth in the Transaction Documents.

          (l) The Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein (assuming due authorization, execution and delivery of the Indenture by the Trustee and due authentication of the Securities by the Trustee), will constitute valid and legally binding obligations of the Guarantors enforceable against the Guarantors in accordance with their terms.

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          (m) The Exchange Securities have been duly authorized by the Company and the related guarantees have been duly authorized by each of the Guarantors and, when duly executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement (assuming the Indenture is the valid and legally binding obligation of the Trustee) will constitute a valid and legally binding agreement of the Company, as issuer and each of the Guarantors, as guarantors, enforceable against the Company, as issuer and each of the Guarantors, as guarantors, in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (n) Each of the Transaction Documents not referred to in the preceding clauses (h) through (l) has been duly authorized by the Company and, when duly executed and delivered in accordance with their terms by each of the parties thereto will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (o) Each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum.

          (p) The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such actions result in any violation of the provisions of the charter or by-laws of the

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     Company (or other comparable organizational documents) or any of its subsidiaries or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company and each of the Guarantors of the Transaction Documents to which each is a party, the issuance, authentication, sale and delivery of the Securities and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications which shall have been obtained or made prior to the Closing Date and as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement.

          (q) PricewaterhouseCoopers LLC are independent certified public accountants with respect to the Company within the applicable rules and regulations of the Commission. The consolidated financial statements included in the Offering Memorandum, together with the related notes, comply in all material respects with the requirements applicable to a registration statement on Form S-1 under the Securities Act (except that certain supporting schedules and exhibits are omitted), present fairly the financial position of the Company and its consolidated subsidiaries, and NovaCare Physical Rehabilitation and Occupational Health Group, Intensiva Healthcare Corporation and Subsidiaries, and American Transitional Hospitals, Inc. (collectively, the "Acquired Entities"), at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company, its consolidated subsidiaries and the Acquired Entities and for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The selected consolidated financial data and the summary consolidated financial information of the Company included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. The statement of operations data and balance sheet data of Sports Orthopedic Rehabilitation Services, PA ("SORS") for December 31, 1996 and the year then ended and the period January 1, 1997 through February 6, 1997 included in the Offering Memorandum under the heading "Selected Consolidated Financial and Other Data" (the "SORS Financial Information") was derived from the compiled financial statements of SORS. The combined financial statements of SORS for the above referenced periods
     (i) fairly

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     present the financial position of SORS at the dates indicated and the statement of operations data for the periods specified and (ii) were prepared in conformity with GAAP, except for the absence of footnotes, statements of cash flows and the exclusion of certain per share information. There are no material adjustments that would be required to be made to the SORS Financial Information if the above referenced financial statements of SORS were reissued to be in conformity with GAAP. The pro forma financial information and the related notes thereto included in the Offering Memorandum present fairly the information shown therein and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein; the as adjusted financial information included in the Offering Memorandum has been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (r) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending (other than any sealed "qui tam" actions of which the Company has no knowledge), or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company and its subsidiaries taken as a whole; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (s) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities or suspends the sale of the Securities in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Securities or the use of the Preliminary Offering Memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity or enforceability of any

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     of the Transaction Documents or any action taken or to be taken pursuant thereto; and the Company has complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Preliminary Offering Memorandum and the Offering Memorandum.

          (t) Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws (or other comparable organizational documents), (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject (except for such defaults that would not result in a Material Adverse Effect) or (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject.

          (u) The Company and its subsidiaries possess all required permits, licenses, provider numbers, certificates, approvals (including without limitation, certificate of need approvals), consents, orders, certifications (including, without limitation, certification under the Medicare and Medicaid programs), accreditations (including, without limitation, accreditation by the Joint Commission on Accreditation of Healthcare Organizations) and other authorizations (collectively, "Governmental Licenses") issued by, and have made all required declarations and filings with, the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them (including, without limitation, Government Licenses as are required (i) under such federal and state healthcare laws as are applicable to the Company and its subsidiaries and (ii) with respect to those facilities operated by the Company or any of its subsidiaries that participate in the Medicare and/or Medicaid programs, to receive reimbursement thereunder), except where the failure to possess such Government Licenses or to make such declarations would not reasonably be expected to result in a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material

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          Adverse Effect.  All of the long-term acute care hospitals operated by the Company and its subsidiaries and all of the Company's and its subsidiaries' outpatient clinics that operate as "rehabilitation agencies" are "providers of service" as defined in the Social Security Act and the regulations promulgated thereunder and are eligible to participate in the Medicare and (to the extent disclosed in the Offering Memorandum) Medicaid programs.

               (v) The accounts receivable of the Company and its subsidiaries have been adjusted to reflect material changes in the reimbursement policies of third party payors such as Medicare, Medicaid, private insurance companies, health maintenance organizations, preferred provider organizations, managed care systems and other third party payors (including, without limitation, Blue Cross plans). The accounts receivable, after giving effect to the allowance for doubtful accounts, relating to such third party payors do not materially exceed amounts the Company and its subsidiaries are entitled to receive.

               (w) Neither the Company nor, to the knowledge of the Company, any officers, directors or stockholders, employees or other agents of the Company or any of its subsidiaries or the hospitals operated by them, has engaged in any activities which are prohibited under Federal Medicare and Medicaid statutes including, but not limited to, 42 U.S.C. (S)(S) 1320a-7 (Program Exclusion), (S) 1320a-7a (Civil Monetary Penalties), 1320a-7b (the Anti-kickback Statute), (S) 1395nn and 1396b (the "Stark" law, prohibiting certain self-referrals), or any other federal healthcare law, including, but not limited to, the federal TRICARE statute, 10 U.S.C. (S) 1071 et seq., the Federal Civil False Claims Act, 31 U.S.C. (S)(S) 3729-32, Federal Criminal False Claims Act, 18 U.S.C. (S) 287, False Statements Relating to Health Care Matters, 18 U.S.C. (S) 1035, Health Care Fraud, 18 U.S.C. (S) 1347, or the federal Food, Drug & Cosmetics Act, 21 U.S.C. (S)
          360aaa, or any regulations promulgated pursuant to such statutes, or related state or local statutes or regulations or any rules of professional conduct, including but not limited to the following: (i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any applications for any benefit or payment under the Medicare or Medicaid program or from any third party (where applicable federal or state law prohibits such payments to third parties); (ii) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment under the Medicare or Medicaid program or from any third party (where applicable federal or state law prohibits such payments to third parties); (iii) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment under the Medicare or Medicaid program or from any third party (where applicable federal or state law prohibits such payments to third parties) on its own behalf or on behalf of another,

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          with intent to secure such benefit or payment fraudulently; (iv)
          knowingly and willfully offering, paying, soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind (a) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid or any third party (where applicable federal or state law prohibits such payments to third parties), or (b) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service, or item for which payment may be made in whole or in part by Medicare or Medicaid or any third party (where applicable federal or state law prohibits such payments to third parties); (v) knowingly and willfully referring an individual to a person with which they have ownership or certain other financial arrangements (where applicable federal law prohibits such referrals); and (vi) knowingly and willfully violating any enforcement initiative instituted by any governmental agency (including, without limitation, the Office of the Inspector General and the Department of Justice), except for any such activities which are specifically described in the Offering Memorandum or which would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

               (x) Neither of the Company or any of its subsidiaries or any of the Facilities operated by any of them has failed to file with applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order, except where the failure to be so in compliance could not, individually or in the aggregate, have a Material Adverse Effect. Except as described in the Offering Memorandum, all such filings or submissions were in compliance with applicable laws when filed and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to any such filings or submissions, except for any such failures to be in compliance or deficiencies which would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (y) The Company and its subsidiaries have timely filed all federal, state, local and foreign tax returns that are required to be filed or has duly requested extensions thereof and all such tax returns are true, correct and complete, except to the extent that any failure to file or request an extension, or any incorrectness would not reasonably be expected to result in a Material Adverse Effect. The Company and its subsidiaries have timely paid all taxes shown as due on such filed tax returns (including any related assessments, fines or penalties), except to the extent that any such taxes are being contested in good faith and by appropriate proceedings, or to the extent that any failure to pay would not reasonably be expected to result in a Material Adverse Effect; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 1(q) above in accordance with GAAP in respect of all Federal, state, local and foreign taxes for all periods as to which the tax liability of the Company and its subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities except (A) for taxes incurred after the date of the financial statements referred to in Section 1(q) or (B) where the failure to provide for such charges, accruals and reserves would not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code").

               (z) Neither the Company nor any of its subsidiaries is (i) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder or (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               (aa) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (bb) The Company and each of its subsidiaries and each of the Facilities owned, leased or operated by them are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the healthcare industry; neither the Company nor any of its subsidiaries or any of the hospitals owned, leased or operated by them has been refused any material insurance coverage sought or applied for since January 1, 1999; and the Company has no reason to believe that it or any of the Facilities owned, leased or operated by it or any of its subsidiaries, will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain coverage consistent with such coverage in all material respects from insurers with comparable financial strength and claims paying ability ratings as may be necessary to continue its operations except where the failure to renew or maintain such coverage would not reasonably be expected to result in a Material Adverse Effect.

          The officers and directors of the Company are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for officers' and directors' liability insurance of a public company and as the Company believes would cover claims which would reasonably be expected to be made in connection with the issuance of the Securities; and the Company has no reason to believe that it will not be able to renew its existing directors' and officers' liability insurance coverage as and when such coverage expires or to obtain coverage consistent with such coverage in all material respects from insurers with comparable financial strength and claims paying ability ratings as may be necessary to cover its officers and directors.

               (cc) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them in all material respects, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

               (dd) The Company and its subsidiaries have good and marketable title to all real property owned by them and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, singly or in the aggregate, in a manner that would reasonably be expected to result in a Material Adverse Effect, affect the value of such property or interfere with the use made or proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Offering Memorandum, are in full force and effect, and neither the Company or any of its subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, except where the failure to be in full force and effect or such claim would not reasonably be expected to have a Material Adverse Effect.

               (ee) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

               (ff) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or any of its subsidiaries which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company and each of its subsidiaries have not incurred and do not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which the Company or any of its subsidiaries would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

               (gg) Except as described in the Offering Memorandum, (A) neither the Company nor any of its subsidiaries or any of the Facilities owned, leased or operated by them is in violation of any material federal, state, local or foreign statute, law, rule, regulation, standard, guide, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances (including, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde insulation, petroleum or petroleum products) (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries and each of the Facilities owned, leased or operated by them have all material permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Company or any of its subsidiaries or any of the Facilities owned, leased or operated by them except as would not, singly or in the aggregate, result in a Material Adverse Effect and
          (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries or any of the Facilities owned, leased or operated by them relating to Hazardous Materials or any Environmental Laws except for such events or circumstances that would not, singly or in the aggregate, result in a Material Adverse Effect.

               (hh) Neither the Company nor any of its subsidiaries, nor to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

               (ii) On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Securities and to the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the probable liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, assuming the sale of the Securities as contemplated by this Agreement and the Offering Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and the Company is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

               (jj) Neither the Company nor any of its subsidiaries owns any "margin securities" as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Federal Reserve Board.

               (kk) Other than as provided for or contemplated by this Agreement, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

               (ll) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

               (mm) None of the Company, nor any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S under the Securities Act ("Regulation S")), and all such persons have complied and will comply with the offering restrictions requirement of Regulation S to the extent applicable.

               (nn) Neither the Company nor any of its affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

               (oo) None of the Company or any of its affiliates or any other person acting on its or their behalf has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

               (pp) Neither the Company nor its subsidiaries or, to the best of the Company's knowledge, any of their respective directors, officers or affiliates has taken or will take, directly or indirectly, any action designed to, or that could be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities in violation of Regulation M under the Exchange Act.

               (qq) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

               (rr) Except as disclosed in the Offering Memorandum, there are no outstanding loans, advances, or guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the executive officers or directors of the Company or any of the members of the families of any of them that would be required to be so disclosed under the Securities Act, the regulations thereunder of Form S-1 pursuant to the Securities Act.

               (ss) The statistical and market-related data included in the Offering Memorandum is derived from sources which the Company reasonably and in good faith believes to be accurate, reasonable and reliable in all material respects and the statistical and market-related data included in the Offering Memorandum agrees with the sources from which it was derived in all material respects.

               (tt) Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein, (A) there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) neither the Company nor any of its subsidiaries has incurred any liability or obligation, direct or contingent, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, (C) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (D) there has not been any change in the capital stock (other than pursuant to issuances of common stock in connection with the exercise of options or put rights) or long-term debt of the Company or any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          2.   Purchase and Resale of the Securities.
               -------------------------------------

          (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company, the principal amount of Securities set forth opposite the name of such Initial Purchaser on Schedule II hereto at a purchase price equal to 97.50% of the principal amount thereof. The Company shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.

          (b) The Initial Purchasers have advised the Company that they propose to offer the Securities for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that (i) it is an accredited investor within the meaning of Regulation D under the Securities Act and it is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("Regulation D") or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iii) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities, as part of their initial offering, only
(A) within the United States to persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers"), as defined in Rule 144A under the Securities Act ("Rule 144A"), or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A and (B) outside the United States to persons other than U.S. persons in reliance on Regulation S under the Securities Act ("Regulation S").

          (c) In connection with the offer and sale of Securities in reliance on Regulation S, each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

          (i) the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act;

          (ii) such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act;

          (iii) none of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S) with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S;

          (iv) at or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, it will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                 "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S"; and

          (v) it has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in this Section 2(c) have the meanings given to them by Regulation S.

          (d) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that (i) it has not offered or sold and prior to the date six months after the Closing Date will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Public Offers of Securities Regulations 1995 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996, as amended, or is a person to whom such document may otherwise lawfully be issued or passed on.

          (e) Each Initial Purchaser, severally and not jointly, agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Securities purchased by such Initial Purchaser from the Company pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment or supplement thereto that the Company shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 5(d) and (e), counsel for the Company and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 2, and each Initial Purchaser hereby consents to such reliance.

          (f) The Company acknowledges and agrees that the Initial Purchasers may sell Securities to any affiliate of an Initial Purchaser and that any such affiliate may sell Securities purchased by it to an Initial Purchaser.

          3.   Delivery of and Payment for the Securities.
               ------------------------------------------

          (a) Delivery of and payment for the Securities shall be made at the offices of Debevoise and Plimpton, New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 10:00 A.M., New York City time, on June 11, 2001, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Company (such date and time of payment and delivery being referred to herein as the "Closing Date").

          (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Company by wire or book-entry transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchasers of the certificates evidencing the Securities. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as JPMorgan on behalf of the Initial Purchasers shall have requested in writing not less than two full business days prior to the Closing Date. The Company agrees to make one or more global certificates evidencing the Securities available for inspection by JPMorgan on behalf of the Initial Purchasers in New York, New York no later than 1 P.M. on the day prior to the Closing Date.

          4.   Further Agreements of the Company. Each of the Company and the
               ---------------------------------
Guarantors agree with each of the Initial Purchasers:

          (a) to advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

          (b) to furnish promptly to each of the Initial Purchasers and counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;

          (c) prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to each of the Initial Purchasers and counsel for the Initial Purchasers and not to effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review;

          (d) if, at any time prior to completion of the resale of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law;

          (e) for so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders);

          (f) for so long as the Securities are outstanding, to furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Securities pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;

          (g) to promptly take from time to time such actions as the Initial Purchasers may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchasers may reasonably request; provided that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction;

          (h) to assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC");

          (i) not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;

          (j) except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to cause its affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Offering Memorandum;

          (k) for a period of 90 days from the date of the Offering Memorandum, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company or any of its subsidiaries (other than the Securities) without the prior written consent of JP Morgan, it being understood that the foregoing shall not prohibit the Company or any subsidiary from issuing seller notes to the seller in connection with any acquisition by the Company or any subsidiary as permitted under the Indenture or making borrowings under the Credit Agreement;

          (l) during the period from the Closing Date until three years after the Closing Date or, if earlier, the completion of the Exchange Offer, without the prior written consent of the Initial Purchasers, not to, and not permit any of its affiliates (as defined in Rule144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act;

          (m) not to, for so long as the Securities are outstanding or, if earlier, until such time as the Securities are not "restricted securities" (as defined in Rule 144 under the Securities Act), be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and not to be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder;

          (n) in connection with the offering of the Securities, until JPMorgan on behalf of the Initial Purchasers shall have notified the Company of the completion of the resale of the Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities;

          (o) in connection with the offering of the Securities, to make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Initial Purchasers;

          (p) to furnish to each of the Initial Purchasers on the date hereof a copy of the independent accountants' report included in the Offering Memorandum signed by the accountants rendering such report;

          (q) to do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

          (r) to not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture;

          (s) to not take any action prior to the Closing Date which would require the Offering Memorandum to be amended or supplemented pursuant to
     Section 4(d);

          (t) prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Initial Purchasers are notified), without the prior written consent of the Initial Purchasers, which consent shall not be unreasonably withheld or delayed, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchasers, such press release or communication is required by law; and

          (u) to apply the net proceeds from the sale of the Securities in all material respects as set forth in the Offering Memorandum under the heading "Use of Proceeds".

          5.   Conditions of Initial Purchasers' Obligations. The respective
               ---------------------------------------------
obligations of the several Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Company and the Guarantors contained herein, to the accuracy of the statements of the Company, the Guarantors and their respective officers made in any certificates delivered pursuant hereto, to the performance by the Company and each of the Guarantors of their obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or threatened.

          (b) None of the Initial Purchasers shall have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Initial Purchasers, and the Company and the Guarantors shall have furnished to the Initial Purchasers all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

          (d) Dechert shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company and the Guarantors, addressed to the Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex B hereto.

          (e) Michael E. Tarvin shall have furnished to the Initial Purchasers his written opinion, as general counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers substantially to the effect set forth in Annex C hereto.

          (f) Reed Smith shall have furnished to the Initial Purchasers their written opinion, as special regulatory counsel to the Company and the Guarantors, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex D hereto.

          (g) Tory's shall have furnished to the Initial Purchasers their written opinion, as special Canadian counsel to the Company and the Guarantors, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex E hereto.

          (h) The Initial Purchasers shall have received from Debevoise & Plimpton, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they request for the purpose of enabling them to pass upon such matters.

          (i) The Company shall have furnished to the Initial Purchasers a letter (the "Initial Letter") of PricewaterhouseCoopers LLP, addressed to the Initial Purchasers and dated the date hereof, in form and substance satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex F hereto.

          (j) The Company shall have furnished to the Initial Purchasers a letter (the "Bring-Down Letter") of PricewaterhouseCoopers LLP, addressed to the Initial Purchasers and dated the Closing Date (A) confirming that they are independent public accountants with respect to the Company within the applicable rules and regulations adopted by the Commission, (B) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Letter are accurate and (C) confirming in all material respects the conclusions and findings set forth in the Initial Letter.

          (k) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its chief executive officer, its chief operating officer and its chief financial officer stating that as of the Closing Date, the representations and warranties of the Company and the Guarantors in this Agreement are true and correct in all material respects (including without limitation Section 1(a)), the Company and the Guarantors have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, and subsequent to the date of the most recent financial statements contained in the Offering Memorandum, there has been no material adverse change in the financial position or results of operation of the Company or any of its subsidiaries, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Offering Memorandum.

          (l) The Initial Purchasers shall have received a certificate of the Chief Financial Officer and the Controller of the Company concerning the financial information of SORS contained in the Offering Memorandum, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex G hereto.

          (m) The Initial Purchasers shall have received a certificate of Michael E. Tarvin, Senior Vice President and General Counsel of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex H hereto.

          (n) The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of the Company and each of the Guarantors.

          (o) The Indenture shall have been duly executed and delivered by the Company, the Guarantors and the Trustee, and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

          (p) The Securities shall have been approved by the NASD for trading in the PORTAL Market.

          (q)  If any event shall have occurred that requires the Company under
     Section 4(d) to prepare an amendment or supplement to the Offering Memorandum, then such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

          (r) There shall not have occurred any invalidation of Rule144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Securities as contemplated hereby.

          (s) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital stock (other than pursuant to issuances of common stock in connection with the exercise of options or put rights) or long-term debt or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement thereto).

          (t) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

          (u) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities or any of the Company's other debt securities or preferred stock by a "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Securities or any of the Company's other debt securities or preferred stock.

          (v) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company on any exchange (including without limitation, the Nasdaq National Market) or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by Federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause (iv), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum (exclusive of any amendment or supplement thereto).

          (w) The Credit Agreement Amendment has been executed and delivered by all of the parties thereto.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to Debevoise & Plimpton.

          6.   Termination. The obligations of the Initial Purchasers hereunder
               -----------
may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if, (i) prior to that time, any of the events described in
Section 5(v) shall have occurred and be continuing or (ii) as of the Closing Date, any of the terms and conditions set forth in Section 5 shall not have been satisfied in all respects.

     7.   Defaulting Initial Purchasers.
          ------------------------------

     (a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non- defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full Business Days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule II hereto that, pursuant to this Section 7, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

     (b) If, after giving effect to any arrangements, if any, for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser's pro rate share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder in relation to the principal amount of Securities that all non-defaulting Initial Purchasers agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangement have not been made.

     (c) If, after giving effect to arrangements, if any, for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers, the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Sections 8 and 12 hereof and except that the provisions of Sections 9 or 10 hereof shall not terminate and shall remain in effect.

     (d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

     8. Reimbursement of Initial Purchasers' Expenses. If (a) this Agreement
        ---------------------------------------------
shall have been terminated pursuant to Section 6 or 7, (b) the Company shall fail to tender the Securities for delivery to the Initial Purchasers for any reason permitted under this Agreement or (c) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, the Company and the Guarantors shall reimburse the Initial Purchasers for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase and resale of the Securities. If this Agreement is terminated pursuant to Section 7 by reason of the default of one or more of the Initial Purchasers, neither the Company nor the Guarantors shall be obligated to reimburse any defaulting Initial Purchaser on account of such expenses.

          9. Indemnification.
             ---------------

          (a) The Company and each of the Guarantors shall jointly and severally indemnify and hold harmless each Initial Purchaser, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(a) and Section 10 as an Initial Purchaser), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or in any information provided by the Company or any Guarantor pursuant to Section 4(e) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchasers' Information; and provided, further, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any such Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by such Initial Purchaser and any such loss, claim, damage, liability or action of or with respect to such Initial Purchaser results from the fact that both (A) to the extent required by applicable law, a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in or omission from the Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with Section 4(b).

          (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, each of the Guarantors and their respective affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(b) and Section 10 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Initial Purchasers' Information, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to

Section 9(a) or 9(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party,
(2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          The obligations of the Company, the Guarantors and the Initial Purchasers in this Section 9 and in Section 10 are in addition to any other liability that the Company, the Guarantors or the Initial Purchasers, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

          10. Contribution. If the indemnification provided for in Section 9 is
              ------------
unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Company and the Guarantors, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or to any Initial Purchasers' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omissions. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the Securities purchased by it under this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 10 are several in proportion to their respective purchase obligations and not joint.

          11. Persons Entitled to Benefit of Agreement. This Agreement shall
              ----------------------------------------
inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Company, the Guarantors and the Initial Purchasers and in Section 4(e) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          12. Expenses. The Company and each of the Guarantors agrees with the
              --------
Initial Purchasers to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the fees and expenses of the Company's counsel and independent accountants; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(g) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel for the Initial Purchasers); (g) any fees charged by rating agencies for rating the Securities; (h) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (i) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement which are not otherwise specifically provided for in this Section 12; provided, however, that except as provided in this Section 12 and Section 8, the Initial Purchasers shall pay their own costs and expenses.

          13. Survival. The respective indemnities, rights of contribution,
              --------
representations, warranties and agreements of the Company, each of the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, each of the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

          14. Notices, etc. All statements, requests, notices and agreements
              ------------
hereunder shall be in writing, and:

          (a) if to the Initial Purchasers, shall be delivered or sent by mail or telecopy transmission to J.P. Morgan Securities Inc., 270 Park Avenue, 4th floor, New York, New York 10017, Attention: Steven A. Tulip (telecopier no.: (212) 270-0994) with a copy to Debevoise & Plimpton, 875 Third Avenue, New York, New York, attention of David A. Brittenham, facsimile (212) 909-6836; or

          (b) if to the Company, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum, Attention: Michael E. Tarvin, Senior Vice President, Secretary and General Counsel (telecopier no.: (717) 975-9981) with a copy to Dechert, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, Pennsylvania 19103, attention of Christopher G. Karras, Facsimile (215) 994-2222;

provided that any notice to an Initial Purchaser pursuant to Section 9(c) shall also be delivered or sent by mail to such Initial Purchaser at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by JPMorgan.

          15. Definition of Terms. For purposes of this Agreement, (a) the term
              -------------------
"business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule405 under the Securities Act.

          16. Initial Purchasers' Information. The parties hereto acknowledge
              -------------------------------
and agree that, for all purposes of this Agreement, the Initial Purchasers' Information consists solely of the following information in the Preliminary Offering Memorandum and the Offering Memorandum: the statements concerning the Initial Purchasers contained in the (i) the second sentence of the fourth paragraph on the front cover page, and (ii) the third paragraph, the fourth, fifth and sixth sentences of the eighth paragraph, the ninth paragraph and the tenth paragraph under the heading "Plan of Distribution".

          17. Governing Law. This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of New York.

          18. Counterparts. This Agreement may be executed in one or more
              ------------
counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed agreement counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          19. Amendments. No amendment or waiver of any provision of this
              ----------
Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

          20. Headings. The headings herein are inserted for convenience of
              --------
reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

           If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company, the Guarantors and the several Initial Purchasers in accordance with its terms.

                                          Very truly yours,

                                          SELECT MEDICAL CORPORATION

                                          By: Michael E. Tarvin
                                             ------------------------------
                                             Name:  Michael E. Tarvin
                                             Title: Senior Vice President


                                          SELECTMARK, INC.

                                             By: Andrew T. Panaccione
                                                ------------------------------
                                             Name:  Andrew T. Panaccione
                                             Title: Vice President


                                          SELECT HOSPITAL INVESTORS, INC.

                                          By: Andrew T. Panaccione
                                             ------------------------------
                                          Name:  Andrew T. Panaccione
                                          Title: Vice President


                                          SLMC FINANCE CORPORATION

                                          By: Andrew T. Panaccione
                                             ------------------------------
                                          Name:  Andrew T. Panaccione
                                          Title: Treasurer


                                          EACH OF THE GUARANTORS LISTED ON
                                          SCHEDULE I HERETO OTHER THAN
                                          SELECTMARK, INC., SELECT HOSPITAL
                                          INVESTORS, INC. AND SLMC FINANCE
                                          CORPORATION



                                          By Michael E. Tarvin
                                             ------------------------------
                                             Name:  Michael E. Tarvin
                                             Title: Vice President

Accepted:

J.P. MORGAN SECURITIES INC.


By   Steve Tulip
     ----------------------------
     Authorized Signatory



Address for notices pursuant to Section 9(c):
1 Chase Plaza, 25th floor
New York, New York 10081
Attention:  Legal Department

MERRILL LYNCH, PIERCE, FENNER & SMITH
                               INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
CIBC WORLD MARKETS CORP.
FIRST UNION SECURITIES, INC.


By       Steve Tulip
         ----------------------------
         Authorized Signatory


Address for notices pursuant to Section 9(c):
Attention:

                                                                      SCHEDULE I

Abel Center for Rehabilitation Therapies, Inc.
Abel Healthcare Network, Inc.
Affiliated Physical Therapists, Ltd.
Allegany Hearing and Speech, Inc.
American Transitional Hospitals, Inc.
Athens Sports Medicine Clinic, Inc.
Ather Sports Injury Clinic, Inc.
Atlantic Health Group, Inc.
Atlantic Rehabilitation Services, Inc.
Avalon Rehabilitation & Healthcare, L.L.C.
Boca Rehab Agency, Inc.
Buendel Physical Therapy, Inc.
C.E.R. - West, Inc.
C.O.A.S.T. Institute Physical Therapy, Inc.
CCISUB, Inc.
CMC Center Corporation
Cenla Physical Therapy & Rehabilitation Agency, Inc.
Center for Evaluation & Rehabilitation, Inc.
Center for Physical Therapy & Sports Rehabilitation, Inc.
CenterTherapy, Inc.
Champion Physical Therapy, Inc.
Connecticut NovaCare Ventures, Inc.
Coplin Physical Therapy Associates, Inc.
Crowley Physical Therapy Clinic, Inc.
Douglas Avery & Associates, Ltd.
Douglas C. Claussen, R.P.T., Physical Therapy, Inc.
Elk County Physical Therapy, Inc.

Fine, Bryant & Wah, Inc.
Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.
Gallery Physical Therapy Center, Inc.
Georgia NovaCare Ventures, Inc.
Georgia Physical Therapy of West Georgia, Inc.
Georgia Physical Therapy, Inc.
GP Therapy, L.L.C.
Greater Sacramento Physical Therapy Associates, Inc.
Grove City Physical Therapy and Sports Medicine, Inc.
Gulf Breeze Physical Therapy, Inc.
Gulf Coast Hand Specialists, Inc.
Hand Therapy Associates, Inc.
Hand Therapy and Rehabilitation Associates, Inc.
Hangtown Physical Therapy, Inc.
Hawley Physical Therapy, Inc.
Human Performance and Fitness, Inc.
Indianapolis Physical Therapy and Sports Medicine, Inc.
Intensiva Healthcare Corporation
Intensiva Hospital of Greater St. Louis, Inc.
Joyner Sports Science Institute, Inc.
Joyner Sportmedicine Institute, Inc.
Kentucky Rehabilitation Services, Inc.
Kesinger Physical Therapy, Inc.
Lynn M. Carlson, Inc.
Mark Butler Physical Therapy Center, Inc.
Metro Rehabilitation Services, Inc.
Michigan Therapy Centre, Inc.
MidAtlantic Health Group, Inc.
Monmouth Rehabilitation, Inc.

New England Health Group, Inc.
New Mexico Physical Therapists, Inc.
Northside Physical Therapy, Inc.
NovaCare Health Group, L.L.C.
NovaCare Occupational Health Services, Inc.
NovaCare Outpatient Rehabilitation, Inc.
NovaCare Outpatient Rehabilitation East, Inc.
NovaCare Outpatient Rehabilitation West, Inc.
NovaCare Rehabilitation, Inc.
NW Rehabilitation Associates, L.P.
Ortho Rehab Associates, Inc.
Orthopedic and Sports Physical Therapy of Cupertino, Inc.
P.T. Services Company
P.T. Services, Inc.
P.T. Services Rehabilitation, Inc.
Peter Trailov R.P.T. Physical Therapy Clinic, Orthopaedic Rehabilitation & Sports Medicine, Ltd.
Peters, Starkey & Todrank Physical Therapy Corporation
Physical Focus, Inc.
Physical Rehabilitation Partners, Inc.
Physical Therapy Enterprises, Inc.
Physical Therapy Institute, Inc.
Physical Therapy Services of the Jersey Cape, Inc.
Physio - Associates, Inc.
Pro Active Therapy, Inc.
Pro Active Therapy of Ahoskie, Inc.
Pro Active Therapy of Gaffney, Inc.
Pro Active Therapy of Greenville, Inc.
Pro Active Therapy of North Carolina, Inc.

Pro Active Therapy of South Carolina, Inc.
Pro Active Therapy of Virginia, Inc.
Pro Active Therapy of Rocky Mount, Inc.
Professional Therapeutic Services, Inc.
Quad City Management, Inc.
RCI (Colorado), Inc.
RCI (Exertec), Inc.
RCI (Michigan), Inc.
RCI (S.P.O.R.T.), Inc.
RCI (WRS), Inc.
RCI Nevada, Inc.
Rebound Oklahoma, Inc.
Redwood Pacific Therapies, Inc.
Rehab Advantage, Inc.
Rehab Managed Care of Arizona, Inc.
Rehab Provider Network - California, Inc.
Rehab Provider Network - Delaware, Inc.
Rehab Provider Network - Georgia, Inc.
Rehab Provider Network - Indiana, Inc.
Rehab Provider Network - Maryland, Inc.
Rehab Provider Network - Michigan, Inc.
Rehab Provider Network - New Jersey, Inc.
Rehab Provider Network - Ohio, Inc.
Rehab Provider Network - Oklahoma, Inc.
Rehab Provider Network - Pennsylvania, Inc.
Rehab Provider Network - Virginia, Inc.
Rehab Provider Network - Washington, D.C., Inc.
Rehab Provider Network of Colorado, Inc.
Rehab Provider Network of Florida, Inc.

Rehab Provider Network of Nevada, Inc.
Rehab Provider Network of New Mexico, Inc.
Rehab Provider Network of North Carolina, Inc.
Rehab Provider Network of Texas, Inc.
Rehab Provider Network of Wisconsin, Inc.
Rehab World, Inc.
Rehab/Work Hardening Management Associates, Ltd.
RehabClinics, Inc.
RehabClinics (COAST), Inc.
RehabClinics (GALAXY), Inc.
RehabClinics (New Jersey), Inc.
RehabClinics (PTA), Inc.
RehabClinics (SPT), Inc.
RehabClinics Abilene, Inc.
RehabClinics Dallas, Inc.
RehabClinics Pennsylvania, Inc.
Rehabilitation Network, Inc.
Robert M. Bacci, R.P.T. Physical Therapy, Inc.
S.T.A.R.T., Inc.
Select Air Corporation
Select Employment Services, Inc.
Select Hospital Investors, Inc.
SelectMark, Inc.
Select Medical of Kentucky, Inc.
Select Medical of Maryland, Inc.
Select Medical of New Jersey, Inc.
Select Medical of New York, Inc.
Select Medical of Ohio, Inc.
Select Medical of Pennsylvania, Inc.

Select Software Ventures, L.L.C.
Select Specialty Hospital - Akron, Inc.
Select Specialty Hospital - Akron II, Inc.
Select Specialty Hospital - Ann Arbor, Inc.
Select Specialty Hospital - Battle Creek, Inc.
Select Specialty Hospital - Beech Grove, Inc.
Select Specialty Hospital - Camp Hill, Inc.
Select Specialty Hospital - Camp Hill, L.P.
Select Specialty Hospital - Central Detroit, Inc.
Select Specialty Hospital - Charleston, Inc.
Select Specialty Hospital - Cincinnati, Inc.
Select Specialty Hospital - Columbus, Inc.
Select Specialty Hospital - Columbus/University, Inc.
Select Specialty Hospital - Dallas, Inc.
Select Specialty Hospital - Denver, Inc.
Select Specialty Hospital - Durham, Inc.
Select Specialty Hospital - Erie, Inc.
Select Specialty Hospital - Evansville, Inc.
Select Specialty Hospital - Flint, Inc.
Select Specialty Hospital - Fort Smith, Inc.
Select Specialty Hospital - Fort Wayne, Inc.
Select Specialty Hospital - Greensburg, Inc.
Select Specialty Hospital - Houston, Inc.
Select Specialty Hospital - Indianapolis, Inc.
Select Specialty Hospital - Jackson, Inc.
Select Specialty Hospital - Johnstown, Inc.
Select Specialty Hospital - Kansas City, Inc.
Select Specialty Hospital - Knoxville, Inc.
Select Specialty Hospital - Little Rock, Inc.

Select Specialty Hospital - Louisville, Inc.
Select Specialty Hospital - Macomb County, Inc.
Select Specialty Hospital - Memphis, Inc.
Select Specialty Hospital - Mesa, Inc.
Select Specialty Hospital - Miami, Inc.
Select Specialty Hospital - Milwaukee, Inc.
Select Specialty Hospital - Morgantown, Inc.
Select Specialty Hospital - Nashville, Inc.
Select Specialty Hospital - New Orleans, Inc.
Select Specialty Hospital - North Knoxville, Inc.
Select Specialty Hospital - Northwest Detroit, Inc.
Select Specialty Hospital - Northwest Indiana, Inc.
Select Specialty Hospital - Oklahoma City, Inc.
Select Specialty Hospital - Oklahoma City/East Campus, Inc.
Select Specialty Hospital - Omaha, Inc.
Select Specialty Hospital - Philadelphia/AEMC, Inc.
Select Specialty Hospital - Phoenix, Inc.
Select Specialty Hospital - Pittsburgh, Inc.
Select Specialty Hospital - Pontiac, Inc.
Select Specialty Hospital - Reno, Inc.
Select Specialty Hospital - San Antonio, Inc.
Select Specialty Hospital - Sioux Falls, Inc.
Select Specialty Hospital - Topeka, Inc.
Select Specialty Hospital - TriCities, Inc.
Select Specialty Hospital - Tulsa, Inc.
Select Specialty Hospital - West Columbus, Inc.
Select Specialty Hospital - Western Michigan, Inc.
Select Specialty Hospital - Wichita, Inc.
Select Specialty Hospital - Wilmington, Inc.

Select Specialty Hospital - Wyandotte, Inc.
Select Specialty Hospital - Youngstown, Inc.
Select Specialty Hospitals, Inc.
Select Synergos, Inc.
Select Unit Management, Inc.
SLMC Finance Corporation
SMC of Florida, Inc.
South Jersey Physical Therapy Associates, Inc.
South Jersey Rehabilitation and Sports Medicine Center, Inc.
Southpointe Fitness Center, Inc.
Southwest Emergency Associates, Inc.
Southwest Medical Supply Company, Inc.
Southwest Physical Therapy, Inc.
Southwest Therapists, Inc.
Sporthopedics Sports and Physical Therapy Centers, Inc.
Sports & Orthopedic Rehabilitation Services, Inc.
Sports Therapy and Arthritis Rehabilitation, Inc.
Star Physical Therapy, Inc.
Stephenson-Holtz, Inc.
The Center for Physical Therapy and Rehabilitation, Inc.
The Orthopedic Sports and Industrial Rehabilitation Network, Inc.
TJ Partnership I
Treister, Inc.
Union Square Center for Rehabilitation & Sports Medicine, Inc.
Valley Group Physical Therapists, Inc.
Vanguard Rehabilitation, Inc.
Wayzata Physical Therapy Center, Inc.
West Penn Rehabilitation Services, Inc.
West Side Physical Therapy, Inc.

West Suburban Health Partners, Inc.
Yuma Rehabilitation Center, Inc.

                                                                     SCHEDULE II

                                                                  Principal
                                                                  Amount
Initial Purchasers                                                of Securities
------------------                                                -------------
J.P. Morgan Securities Inc.                                       $   78,750,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated                    35,000,000
Credit Suisse First Boston Corporation                                26,250,000
CIBC World Markets Corp.                                              17,500,000
First Union Securities Inc.                                           17,500,000
          Total                                                   $  175,000,000

                                                                SCHEDULE III

Abel Center for Rehabilitation Therapies, Inc.

Abel Healthcare Network, Inc.

Affiliated Physical Therapists, Ltd.

Allegany Hearing and Speech, Inc.

American Transitional Hospitals, Inc.

Athens Sports Medicine Clinic, Inc.

Ather Sports Injury Clinic, Inc.

Atlantic Health Group, Inc.

Atlantic Rehabilitation Services, Inc.

Avalon Rehabilitation & Healthcare, L.L.C.

Boca Rehab Agency, Inc.

Buendel Physical Therapy, Inc.

Canadian Back Institute Limited*

CBI Brampton Limited Partnership*

CBI Calgary Limited Partnership*

CBI Fraser Valley Limited Partnership*

CBI Holdings Ltd.*

CBI Physiotherapists Corporation*

CBI Professional Services Inc.*

CBI South Calgary Limited Partnership*

CBI Vancouver Limited Partnership*

CBI Victoria Limited Partnership*

CBI Windsor Limited Partnership*

C.E.R. - West, Inc.

C.O.A.S.T. Institute Physical Therapy, Inc.

CCISUB, Inc.

CMC Center Corporation

Cenla Physical Therapy & Rehabilitation Agency, Inc.

Center for Evaluation & Rehabilitation, Inc.

Center for Physical Therapy & Sports Rehabilitation, Inc.

CenterTherapy, Inc.

Champion Physical Therapy, Inc.

Connecticut NovaCare Ventures, Inc.

Coplin Physical Therapy Associates, Inc.

Crowley Physical Therapy Clinic, Inc.

Douglas Avery & Associates, Ltd.

Douglas C. Claussen, R.P.T., Physical Therapy, Inc.

Dynamic Rehabilitation Inc.*

Elk County Physical Therapy, Inc.

Fine, Bryant & Wah, Inc.

Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.

Gallery Physical Therapy Center, Inc.

Georgia NovaCare Ventures, Inc.

Georgia Physical Therapy of West Georgia, Inc.

Georgia Physical Therapy, Inc.

GP Therapy, L.L.C.

Greater Sacramento Physical Therapy Associates, Inc.

Grove City Physical Therapy and Sports Medicine, Inc.

Gulf Breeze Physical Therapy, Inc.

Gulf Coast Hand Specialists, Inc.

Hand Therapy Associates, Inc.

Hand Therapy and Rehabilitation Associates, Inc.

Hangtown Physical Therapy, Inc.

Hawley Physical Therapy, Inc.

Human Performance and Fitness, Inc.

Indianapolis Physical Therapy and Sports Medicine, Inc.

Intensiva Healthcare Corporation

Intensiva Hospital of Greater St. Louis, Inc.

Joyner Sports Science Institute, Inc.

Joyner Sportmedicine Institute, Inc.

Kentucky Orthopedic Rehabilitation, LLC*

Kentucky Rehabilitation Services, Inc.

Kesinger Physical Therapy, Inc.

Lynn M. Carlson, Inc.

Mark Butler Physical Therapy Center, Inc.

Medical Information Management Systems, LLC*

Metro Rehabilitation Services, Inc.

Michigan Therapy Centre, Inc.

MidAtlantic Health Group, Inc.

Millenium Rehab Services, L.L.C.*

Monmouth Rehabilitation, Inc.

New England Health Group, Inc.

New Mexico Physical Therapists, Inc.

Northside Physical Therapy, Inc.

NovaCare Health Group, L.L.C.

NovaCare Occupational Health Services, Inc.

NovaCare Outpatient Rehabilitation, Inc.

NovaCare Outpatient Rehabilitation East, Inc.

NovaCare Outpatient Rehabilitation West, Inc.

NovaCare Rehabilitation, Inc.

NW Rehabilitation Associates, L.P.

1263568 Ontario Limited (London Group)*

Ortho Rehab Associates, Inc.

Orthopedic and Sports Physical Therapy of Cupertino, Inc.

P.T. Services Company

P.T. Services, Inc.

P.T. Services Rehabilitation, Inc.

Peter Trailov R.P.T. Physical Therapy Clinic, Orthopaedic Rehabilitation &

Sports Medicine, Ltd.

Peters, Starkey & Todrank Physical Therapy Corporation

Physical Focus, Inc.

Physical Rehabilitation Partners, Inc.

Physical Therapy Enterprises, Inc.

Physical Therapy Institute, Inc.

Physical Therapy Services of the Jersey Cape, Inc.

Physio - Associates, Inc.

Pro Active Therapy, Inc.

Pro Active Therapy of Ahoskie, Inc.

Pro Active Therapy of Gaffney, Inc.

Pro Active Therapy of Greenville, Inc.

Pro Active Therapy of North Carolina, Inc.

Pro Active Therapy of Rocky Mount, Inc.

Pro Active Therapy Services of South Carolina, Inc.

Pro Active Therapy Services of Virginia, Inc.

Professional Therapeutic Services, Inc.

Quad City Management, Inc.

RCI (Colorado), Inc.

RCI (Exertec), Inc.

RCI (Michigan), Inc.

RCI (S.P.O.R.T.), Inc.

RCI (WRS), Inc.

RCI Nevada, Inc.

Rebound Oklahoma, Inc.

Redwood Pacific Therapies, Inc.

Rehab Advantage, Inc.

Rehab Advantage Therapy Services, LLC*

Rehab Health, Inc.*

Rehab Managed Care of Arizona, Inc.

Rehab Provider Network - California, Inc.

Rehab Provider Network - Delaware, Inc.

Rehab Provider Network - Georgia, Inc.

Rehab Provider Network - Indiana, Inc.

Rehab Provider Network - Maryland, Inc.

Rehab Provider Network - Michigan, Inc.

Rehab Provider Network - New Jersey, Inc.

Rehab Provider Network - Ohio, Inc.

Rehab Provider Network - Oklahoma, Inc.

Rehab Provider Network - Pennsylvania, Inc.

Rehab Provider Network - Virginia, Inc.

Rehab Provider Network - Washington, D.C., Inc.

Rehab Provider Network of Colorado, Inc.

Rehab Provider Network of Florida, Inc.

Rehab Provider Network of Nevada, Inc.

Rehab Provider Network of New Mexico, Inc.

Rehab Provider Network of North Carolina, Inc.

Rehab Provider Network of Texas, Inc.

Rehab Provider Network of Wisconsin, Inc.

Rehab World, Inc.

Rehab/Work Hardening Management Associates, Ltd.

RehabClinics, Inc.

RehabClinics (COAST), Inc.

RehabClinics (GALAXY), Inc.

RehabClinics (New Jersey), Inc.

RehabClinics (PTA), Inc.

RehabClinics (SPT), Inc.

RehabClinics Abilene, Inc.

RehabClinics Dallas, Inc.

RehabClinics Pennsylvania, Inc.

Rehabilitation Network, Inc.

Robert M. Bacci, R.P.T. Physical Therapy, Inc.

S.T.A.R. Rehab, Inc.*

S.T.A.R.T., Inc.

Select Air Corporation

Select Employment Services, Inc.

Select Hospital Investors, Inc.

Select - Houston Partners, L.P.*

Select Management Services, LLC*

SelectMark, Inc.

Select Medical of Kentucky, Inc.

Select Medical of Maryland, Inc.

Select Medical of New Jersey, Inc.

Select Medical of New York, Inc.

Select Medical of Ohio, Inc.

Select Medical of Pennsylvania, Inc.

Select Software Ventures, L.L.C.

Select Specialty Hospital - Akron, Inc.

Select Specialty Hospital - Akron II, Inc.

Select Specialty Hospital - Ann Arbor, Inc.

Select Specialty Hospital - Battle Creek, Inc.

Select Specialty Hospital - Beech Grove, Inc.

Select Specialty Hospital - Biloxi, Inc.*

Select Specialty Hospital - Camp Hill, Inc.

Select Specialty Hospital - Camp Hill, L.P.

Select Specialty Hospital - Central Detroit, Inc.

Select Specialty Hospital - Charleston, Inc.

Select Specialty Hospital - Cincinnati, Inc.

Select Specialty Hospital - Columbus, Inc.

Select Specialty Hospital - Columbus/University, Inc.

Select Specialty Hospital - Dallas, Inc.

Select Specialty Hospital - Denver, Inc.

Select Specialty Hospital - Durham, Inc.

Select Specialty Hospital - Erie, Inc.

Select Specialty Hospital - Evansville, Inc.

Select Specialty Hospital - Flint, Inc.

Select Specialty Hospital - Fort Smith, Inc.

Select Specialty Hospital - Fort Wayne, Inc.

Select Specialty Hospital - Greensburg, Inc.

Select Specialty Hospital - Houston, Inc.

Select Specialty Hospital - Indianapolis, Inc.

Select Specialty Hospital - Jackson, Inc.

Select Specialty Hospital - Johnstown, Inc.

Select Specialty Hospital - Kansas City, Inc.

Select Specialty Hospital - Knoxville, Inc.

Select Specialty Hospital - Little Rock, Inc.

Select Specialty Hospital - Louisville, Inc.

Select Specialty Hospital - Macomb County, Inc.

Select Specialty Hospital - Memphis, Inc.

Select Specialty Hospital - Mesa, Inc.

Select Specialty Hospital - Miami, Inc.

Select Specialty Hospital - Milwaukee, Inc.

Select Specialty Hospital - Morgantown, Inc.

Select Specialty Hospital - Nashville, Inc.

Select Specialty Hospital - New Orleans, Inc.

Select Specialty Hospital - North Knoxville, Inc.

Select Specialty Hospital - Northwest Detroit, Inc.

Select Specialty Hospital - Northwest Indiana, Inc.

Select Specialty Hospital - Oklahoma City, Inc.

Select Specialty Hospital - Oklahoma City/East Campus, Inc.

Select Specialty Hospital - Omaha, Inc.

Select Specialty Hospital - Philadelphia/AEMC, Inc.

Select Specialty Hospital - Phoenix, Inc.

Select Specialty Hospital - Pittsburgh, Inc.

Select Specialty Hospital - Pontiac, Inc.

Select Specialty Hospital - Reno, Inc.

Select Specialty Hospital - San Antonio, Inc.

Select Specialty Hospital - Sioux Falls, Inc.

Select Specialty Hospital - Topeka, Inc.

Select Specialty Hospital - TriCities, Inc.

Select Specialty Hospital - Tulsa, Inc.

Select Specialty Hospital - West Columbus, Inc.

Select Specialty Hospital - Western Michigan, Inc.

Select Specialty Hospital - Wichita, Inc.

Select Specialty Hospital - Wilmington, Inc.

Select Specialty Hospital - Wyandotte, Inc.

Select Specialty Hospital - Youngstown, Inc.

Select Specialty Hospitals, Inc.

Select Synergos, Inc.

Select Unit Management, Inc.

SLMC Finance Corporation

SMC of Florida, Inc.

South Jersey Physical Therapy Associates, Inc.

South Jersey Rehabilitation and Sports Medicine Center, Inc.

Southpointe Fitness Center, Inc.

Southwest Emergency Associates, Inc.

Southwest Medical Supply Company, Inc.

Southwest Physical Therapy, Inc.

Southwest Therapists, Inc.

Sporthopedics Sports and Physical Therapy Centers, Inc.

Sports & Orthopedic Rehabilitation Services, Inc.

Sports Therapy and Arthritis Rehabilitation, Inc.

Star Physical Therapy, Inc.

Stephenson-Holtz, Inc.

The Center for Physical Therapy and Rehabilitation, Inc.

The Orthopedic Sports and Industrial Rehabilitation Network, Inc.

TJ Corporation I, L.L.C.*

TJ Partnership I

Treister, Inc.

Union Square Center for Rehabilitation & Sports Medicine, Inc.

Valley Group Physical Therapists, Inc.

Vanguard Rehabilitation, Inc.

Wayzata Physical Therapy Center, Inc.

West Penn Rehabilitation Services, Inc.

West Side Physical Therapy, Inc.

West Suburban Health Partners, Inc.

Yuma Rehabilitation Center, Inc.

*Non-Guarantor Subsidiary

                                                                     SCHEDULE IV

Abel Center for Rehabilitation Therapies, Inc.

Abel Healthcare Network, Inc.

Affiliated Physical Therapists, Ltd.

Allegany Hearing and Speech, Inc.

American Transitional Hospitals, Inc.

Athens Sports Medicine Clinic, Inc.

Ather Sports Injury Clinic, Inc.

Atlantic Health Group, Inc.

Atlantic Rehabilitation Services, Inc.

Avalon Rehabilitation & Healthcare, L.L.C.

Boca Rehab Agency, Inc.

Buendel Physical Therapy, Inc.

Canadian Back Institute Limited**

CBI Brampton Limited Partnership*

CBI Calgary Limited Partnership**

CBI Fraser Valley Limited Partnership*

CBI Holdings Ltd.*

CBI Physiotherapists Corporation*

CBI Professional Services Inc.*

CBI South Calgary Limited Partnership**

CBI Vancouver Limited Partnership*

CBI Victoria Limited Partnership**

CBI Windsor Limited Partnership*

C.E.R. - West, Inc.

C.O.A.S.T. Institute Physical Therapy, Inc.

CCISUB, Inc.

CMC Center Corporation

Cenla Physical Therapy & Rehabilitation Agency, Inc.

Center for Evaluation & Rehabilitation, Inc.

Center for Physical Therapy & Sports Rehabilitation, Inc.

CenterTherapy, Inc.

Champion Physical Therapy, Inc.

Connecticut NovaCare Ventures, Inc.

Coplin Physical Therapy Associates, Inc.

Crowley Physical Therapy Clinic, Inc.

Douglas Avery & Associates, Ltd.

Douglas C. Claussen, R.P.T., Physical Therapy, Inc.

Dynamic Rehabilitation Inc.*

Elk County Physical Therapy, Inc.

Fine, Bryant & Wah, Inc.

Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.

Gallery Physical Therapy Center, Inc.

Georgia NovaCare Ventures, Inc.

Georgia Physical Therapy of West Georgia, Inc.

Georgia Physical Therapy, Inc.

GP Therapy, L.L.C.

Greater Sacramento Physical Therapy Associates, Inc.

Grove City Physical Therapy and Sports Medicine, Inc.

Gulf Breeze Physical Therapy, Inc.

Gulf Coast Hand Specialists, Inc.

Hand Therapy Associates, Inc.

Hand Therapy and Rehabilitation Associates, Inc.

Hangtown Physical Therapy, Inc.

Hawley Physical Therapy, Inc.

Human Performance and Fitness, Inc.

Indianapolis Physical Therapy and Sports Medicine, Inc.

Intensiva Healthcare Corporation

Intensiva Hospital of Greater St. Louis, Inc.

Joyner Sports Science Institute, Inc.

Joyner Sportmedicine Institute, Inc.

Kentucky Orthopedic Rehabilitation, LLC*

Kentucky Rehabilitation Services, Inc.

Kesinger Physical Therapy, Inc.

Lynn M. Carlson, Inc.

Mark Butler Physical Therapy Center, Inc.

Medical Information Management Systems, LLC*

Metro Rehabilitation Services, Inc.

Michigan Therapy Centre, Inc.

MidAtlantic Health Group, Inc.

Millenium Rehab Services, L.L.C.*

Monmouth Rehabilitation, Inc.

New England Health Group, Inc.

New Mexico Physical Therapists, Inc.

Northside Physical Therapy, Inc.

NovaCare Health Group, L.L.C.

NovaCare Occupational Health Services, Inc.

NovaCare Outpatient Rehabilitation, Inc.

NovaCare Outpatient Rehabilitation East, Inc.

NovaCare Outpatient Rehabilitation West, Inc.

NovaCare Rehabilitation, Inc.

NW Rehabilitation Associates, L.P.

1263568 Ontario Limited (London Group)*

Ortho Rehab Associates, Inc.

Orthopedic and Sports Physical Therapy of Cupertino, Inc.

P.T. Services Company

P.T. Services, Inc.

P.T. Services Rehabilitation, Inc.

Peter Trailov R.P.T. Physical Therapy Clinic, Orthopaedic Rehabilitation & Sports Medicine, Ltd.

Peters, Starkey & Todrank Physical Therapy Corporation

Physical Focus, Inc.

Physical Rehabilitation Partners, Inc.

Physical Therapy Enterprises, Inc.

Physical Therapy Institute, Inc.

Physical Therapy Services of the Jersey Cape, Inc.

Physio - Associates, Inc.

Pro Active Therapy, Inc.

Pro Active Therapy of Ahoskie, Inc.

Pro Active Therapy of Gaffney, Inc.

Pro Active Therapy of Greenville, Inc.

Pro Active Therapy of North Carolina, Inc.

Pro Active Therapy of Rocky Mount, Inc.

Pro Active Therapy Services of South Carolina, Inc.

Pro Active Therapy Services of Virginia, Inc.

Professional Therapeutic Services, Inc.

Quad City Management, Inc.

RCI (Colorado), Inc.

RCI (Exertec), Inc.

RCI (Michigan), Inc.

RCI (S.P.O.R.T.), Inc.

RCI (WRS), Inc.

RCI Nevada, Inc.

Rebound Oklahoma, Inc.

Redwood Pacific Therapies, Inc.

Rehab Advantage, Inc.

Rehab Advantage Therapy Services, LLC*

Rehab Health, Inc.**

Rehab Managed Care of Arizona, Inc.

Rehab Provider Network - California, Inc.

Rehab Provider Network - Delaware, Inc.

Rehab Provider Network - Georgia, Inc.

Rehab Provider Network - Indiana, Inc.

Rehab Provider Network - Maryland, Inc.

Rehab Provider Network - Michigan, Inc.

Rehab Provider Network - New Jersey, Inc.

Rehab Provider Network - Ohio, Inc.

Rehab Provider Network - Oklahoma, Inc.

Rehab Provider Network - Pennsylvania, Inc.

Rehab Provider Network - Virginia, Inc.

Rehab Provider Network - Washington, D.C., Inc.

Rehab Provider Network of Colorado, Inc.

Rehab Provider Network of Florida, Inc.

Rehab Provider Network of Nevada, Inc.

Rehab Provider Network of New Mexico, Inc.

Rehab Provider Network of North Carolina, Inc.

Rehab Provider Network of Texas, Inc.

Rehab Provider Network of Wisconsin, Inc.

Rehab World, Inc.

Rehab/Work Hardening Management Associates, Ltd.

RehabClinics, Inc.

RehabClinics (COAST), Inc.

RehabClinics (GALAXY), Inc.

RehabClinics (New Jersey), Inc.

RehabClinics (PTA), Inc.

RehabClinics (SPT), Inc.

RehabClinics Abilene, Inc.

RehabClinics Dallas, Inc.

RehabClinics Pennsylvania, Inc.

Rehabilitation Network, Inc.

Robert M. Bacci, R.P.T. Physical Therapy, Inc.

S.T.A.R. Rehab, Inc.*

S.T.A.R.T., Inc.

Select Air Corporation

Select Employment Services, Inc.

Select Hospital Investors, Inc.

Select - Houston Partners, L.P.*

Select Management Services, LLC*

SelectMark, Inc.

Select Medical of Kentucky, Inc.

Select Medical of Maryland, Inc.

Select Medical of New Jersey, Inc.

Select Medical of New York, Inc.

Select Medical of Ohio, Inc.

Select Medical of Pennsylvania, Inc.

Select Software Ventures, L.L.C.

Select Specialty Hospital - Akron, Inc.

Select Specialty Hospital - Akron II, Inc.

Select Specialty Hospital - Ann Arbor, Inc.

Select Specialty Hospital - Battle Creek, Inc.

Select Specialty Hospital - Beech Grove, Inc.

Select Specialty Hospital - Biloxi, Inc.*

Select Specialty Hospital - Camp Hill, Inc.

Select Specialty Hospital - Camp Hill, L.P.

Select Specialty Hospital - Central Detroit, Inc.

Select Specialty Hospital - Charleston, Inc.

Select Specialty Hospital - Cincinnati, Inc.

Select Specialty Hospital - Columbus, Inc.

Select Specialty Hospital - Columbus/University, Inc.

Select Specialty Hospital - Dallas, Inc.

Select Specialty Hospital - Denver, Inc.

Select Specialty Hospital - Durham, Inc.

Select Specialty Hospital - Erie, Inc.

Select Specialty Hospital - Evansville, Inc.

Select Specialty Hospital - Flint, Inc.

Select Specialty Hospital - Fort Smith, Inc.

Select Specialty Hospital - Fort Wayne, Inc.

Select Specialty Hospital - Greensburg, Inc.

Select Specialty Hospital - Houston, Inc.

Select Specialty Hospital - Indianapolis, Inc.

Select Specialty Hospital - Jackson, Inc.

Select Specialty Hospital - Johnstown, Inc.

Select Specialty Hospital - Kansas City, Inc.

Select Specialty Hospital - Knoxville, Inc.

Select Specialty Hospital - Little Rock, Inc.

Select Specialty Hospital - Louisville, Inc.

Select Specialty Hospital - Macomb County, Inc.

Select Specialty Hospital - Memphis, Inc.

Select Specialty Hospital - Mesa, Inc.

Select Specialty Hospital - Miami, Inc.

Select Specialty Hospital - Milwaukee, Inc.

Select Specialty Hospital - Morgantown, Inc.

Select Specialty Hospital - Nashville, Inc.

Select Specialty Hospital - New Orleans, Inc.

Select Specialty Hospital - North Knoxville, Inc.

Select Specialty Hospital - Northwest Detroit, Inc.

Select Specialty Hospital - Northwest Indiana, Inc.

Select Specialty Hospital - Oklahoma City, Inc.

Select Specialty Hospital - Oklahoma City/East Campus, Inc.

Select Specialty Hospital - Omaha, Inc.

Select Specialty Hospital - Philadelphia/AEMC, Inc.

Select Specialty Hospital - Phoenix, Inc.

Select Specialty Hospital - Pittsburgh, Inc.

Select Specialty Hospital - Pontiac, Inc.

Select Specialty Hospital - Reno, Inc.

Select Specialty Hospital - San Antonio, Inc.

Select Specialty Hospital - Sioux Falls, Inc.

Select Specialty Hospital - Topeka, Inc.

Select Specialty Hospital - TriCities, Inc.

Select Specialty Hospital - Tulsa, Inc.

Select Specialty Hospital - West Columbus, Inc.

Select Specialty Hospital - Western Michigan, Inc.

Select Specialty Hospital - Wichita, Inc.

Select Specialty Hospital - Wilmington, Inc.

Select Specialty Hospital - Wyandotte, Inc.

Select Specialty Hospital - Youngstown, Inc.

Select Specialty Hospitals, Inc.

Select Synergos, Inc.

Select Unit Management, Inc.

SLMC Finance Corporation

SMC of Florida, Inc.

South Jersey Physical Therapy Associates, Inc.

South Jersey Rehabilitation and Sports Medicine Center, Inc.

Southpointe Fitness Center, Inc.

Southwest Emergency Associates, Inc.

Southwest Medical Supply Company, Inc.

Southwest Physical Therapy, Inc.

Southwest Therapists, Inc.

Sporthopedics Sports and Physical Therapy Centers, Inc.

Sports & Orthopedic Rehabilitation Services, Inc.

Sports Therapy and Arthritis Rehabilitation, Inc.

Star Physical Therapy, Inc.

Stephenson-Holtz, Inc.

The Center for Physical Therapy and Rehabilitation, Inc.

The Orthopedic Sports and Industrial Rehabilitation Network, Inc.

TJ Corporation I, L.L.C.*

TJ Partnership I

Treister, Inc.

Union Square Center for Rehabilitation & Sports Medicine, Inc.

Valley Group Physical Therapists, Inc.

Vanguard Rehabilitation, Inc.

Wayzata Physical Therapy Center, Inc.

West Penn Rehabilitation Services, Inc.

West Side Physical Therapy, Inc.

West Suburban Health Partners, Inc.

Yuma Rehabilitation Center, Inc.


  All of the above-listed entities have pledged their capital stock or other ownership interest pursuant to the Company's Amended and Restated Credit Agreement, unless denoted with an *. The entities denoted with an * are not wholly-owned by the Company. Entities denoted with ** have pledged their capital stock or ownership interest pursuant to the Company's Amended and Restated Credit Agreement to the extent permitted by Canadian law

                                                                      SCHEDULE V

Canadian Back Institute Limited

CBI Brampton Limited Partnership

CBI Calgary Limited Partnership

CBI Fraser Valley Limited Partnership

CBI Holdings Ltd.

CBI Physiotherapists Corporation

CBI Professional Services Inc.

CBI South Calgary Limited Partnership

CBI Vancouver Limited Partnership

CBI Victoria Limited Partnership

CBI Windsor Limited Partnership

Dynamic Rehabilitation Inc.

Kentucky Orthopedic Rehabilitation, LLC

Medical Information Management Systems, LLC

Millenium Rehab Services, L.L.C.

1263568 Ontario Limited (London Group)

Rehab Advantage Therapy Services, LLC

Rehab Health, Inc.

S.T.A.R. Rehab, Inc.

Select - Houston Partners, L.P.

Select Management Services, LLC

Select Specialty Hospital - Biloxi, Inc.

TJ Corporation I, L.L.C.

                                                                         ANNEX B

                         [Form of Opinion of Dechert]


                  Dechert shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company and the Guarantors, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth below:

                  (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                  (ii) the Company has corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Transaction Documents.

                  (iii) the Company is duly qualified as a foreign corporation to transact business and is in good standing in the jurisdictions listed on Exhibit A hereto.

                  (iv) the authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum (except for subsequent issuances pursuant to reservations, agreements or employee benefit plans referred to in the Offering Memorandum or pursuant to the exercise of convertible securities or options referred to in the Offering Memorandum or repurchases of an immaterial number of shares of the Company's capital stock held by former employees); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights (that were not subsequently waived) of any securityholder of the Company existing by virtue of the DGCL, the restated certificate of incorporation of the Company, the restated by-laws of the Company or any contract to which the Company is a party identified in a certificate of the General Counsel of the Company attached hereto as Exhibit B (which purports to identify all material contracts or group of similar contracts that are material in the aggregate to the Company and its subsidiaries taken as a whole and to which the Company or any of its subsidiaries is a party); and the shares of issued and outstanding capital stock of the Company have been issued in compliance, in all material respects, with all federal securities laws.

                  (v) based solely on a certificate from the Secretary of State or similar government official of the respective jurisdiction of incorporation or organization of each subsidiary of the Company that is either an operating entity or holding company listed on Schedule 1 hereto (each a "Subsidiary" and collectively, the "Subsidiaries"), each Subsidiary (a) has been duly incorporated or organized and is validly existing as a corporation or other entity in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or other power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and (b) is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction set forth on Schedule 1 hereto (which purports to identify all jurisdictions in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or be in good standing would not result in a Material Adverse Effect). Except as otherwise disclosed on Schedule 2 hereto, (x)(i) all of the issued and outstanding capital stock of each such Subsidiary that is a corporation has been duly authorized and validly issued, is fully paid and non-assessable and (ii) to our knowledge, is owned by the Company, directly or through subsidiaries and (y)(i) all of the ownership interests of each such Subsidiary that is not a corporation have been duly authorized and (ii) to our knowledge, are owned, by the Company, directly or through subsidiaries.


                  (vi) except as disclosed in the Offering Memorandum, there are no encumbrances or restrictions pursuant to any agreement identified on a schedule provided by the General Counsel of the Company attached hereto as Exhibit C (referencing agreements that impose encumbrances or restrictions), on the ability of any Subsidiary (a) to pay any dividends or make any distributions on such Subsidiary's capital stock, (b) to make any loans or advances to, or investments in, the Company or any such Subsidiary, or (c) to transfer any of its property or assets to the Company or any such Subsidiary.

                  (vii) to our knowledge, (a) except as disclosed in the Offering Memorandum, there are no material legal or governmental proceedings or investigations pending or threatened against the Company or any of its subsidiaries, or to which the Company or any of its subsidiaries, or any of its properties is subject, and (b) there are no legal or governmental proceedings or investigations pending, or threatened in writing, that would materially affect the issuance, sale or delivery of the Securities to the Initial Purchasers under the Purchase Agreement or the performance by the Company of its obligations thereunder or question the validity or enforceability of any of the Transaction Documents.

                  (viii) the information in the Offering Memorandum under "Description of Notes", "Management-Employment Agreements", "Management - Select Medical

         Corporation 1997 Amended and Restated Stock Option Plan", "Related Party Transactions", and "Certain Federal Income Tax Consequences", to the extent that it constitutes matters of law, summaries of legal matters, summaries of the Company's restated certificate of incorporation and bylaws or legal conclusions and, to our knowledge, the information with respect to contracts and other documents to which the Company is a party (or provisions thereof) referred to in the Offering Memorandum, has been reviewed by us and is correct in all material respects.

                  (ix) the Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder;

                  (x) each of the Company and each of the Guarantors has full right, power and authority to execute and deliver each of the Transaction Documents and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken;

                  (xi) each of the Purchase Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors and, assuming the Registration Rights Agreement is the valid and legally binding obligation of the Initial Purchasers, the Registration Rights Agreement constitutes a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except to the extent that the indemnification provisions thereof may be unenforceable;

                  (xii) the Indenture has been duly authorized, executed and delivered by the Company and each of the Guarantors and, assuming that the Indenture is the valid and legally binding obligation of the Trustee, constitutes a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally, by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                  (xiii) the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein (assuming due authorization, execution and delivery of the Indenture by the Trustee and due authentication of the Securities by the Trustee), will constitute valid and legally binding obligations of the Guarantors enforceable against the Guarantors in accordance with their terms;

                  (xiv) the Securities have been duly authorized and issued by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein (assuming the Indenture is the valid and legally binding obligation of the Trustee and the due authentication of the Securities by the Trustee) and will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantors, entitled to the benefits of the Indenture and enforceable against the Company and each of the Guarantors in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally, by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                  (xv) the Exchange Securities have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement (assuming the Indenture is the valid and legally binding obligation of the Trustee and the authentication of the Exchange Securities by the Trustee) will constitute a valid and legally binding obligation of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally, by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                  (xvi) the Credit Agreement Amendment has been duly authorized, executed and delivered by the Company and (assuming the Credit Agreement Amendment is the valid and legally binding obligation of the other parties thereto) constitutes a valid and legally binding obligation of the Company enforceable against the Company accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally, by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                  (xvii) each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum and the Securities conform in all material respects to the description thereof contained in the Offering Memorandum;

                  (xviii) to our knowledge, the Company is not in violation of its restated certificate of incorporation or amended and restated by-laws, and to our knowledge, none of the U.S. Subsidiaries is in violation of its certificate of incorporation, by-laws or analogous organizational documents. To our knowledge, no default by the Company or any of its subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Offering Memorandum.

                  (xix) no filing with, or authorization, approval, consent, license, order, registration, qualification of or with any United States, New York, Pennsylvania or with respect to the DGCL, Delaware court or governmental authority or agency (other than as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery and performance by the Company and each of the Guarantors of the Transaction Documents to which each is a party, the compliance by each Guarantor with the terms of the Securities, the issuance, authentication, sale and delivery of the Securities and compliance by the Company and the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations, orders or qualifications (i) which shall have been obtained or made prior to the Closing Date and (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement.

                  (xx) the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Securities and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument of the Company or any of its subsidiaries in the Certificate of the General Counsel of the Company attached hereto as Exhibit B, to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that could not reasonably be expected to have a Material Adverse Effect), nor will such action result in any violation of the provisions of the Certificate of Incorporation or by-laws or analogous organizational documents of the Company or any U.S. Subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations;

                  (xxi) neither the Company nor any of its subsidiaries is upon the issuance and sale of the Securities as contemplated in the Purchase Agreement and the application of the net proceeds therefrom as described in the Offering Memorandum an "investment company" or a company "controlled by" an investment company as such terms are defined in the Investment Company Act;

                  (xxii) neither the consummation of the transactions contemplated by this Agreement nor the sale, issuance, execution or delivery of the Securities will violate Regulation T, U or X of the Federal Reserve Board; and

                  (xxiii) assuming the accuracy of the representations and warranties and the performance of the agreements of the Company and each of the Guarantors and of the Initial Purchasers contained in the Purchase Agreement, compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Transaction Documents, and the accuracy of the representations and warranties made in accordance with the Transaction Documents by purchasers to whom the Initial Purchasers initially resell the Securities, no registration of the Securities under the Securities Act or qualification of the Indenture under the Trust Indenture Act is required in connection with the issuance and sale of the Securities by the Company and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering (it being understood that no opinion shall be expressed as to any resale subsequent to the initial resale of the Securities).

                  As for the purposes of paragraphs (v) and (x), with respect to Subsidiaries or Guarantors not incorporated or organized in Pennsylvania, New York, New Jersey, Massachusetts or Delaware, we will assume with your permission that the corporate, limited liability company, partnership or limited partnership law of the jurisdiction of corporation or organization for such entities is identical to that of Delaware.

                  As for the purposes of paragraphs (xi), (xii), (xiii), (xiv) and (xv), with respect to the due authorization of any of the Transaction Documents or Exchange Securities by any Subsidiary or Guarantor not incorporated or organized in Pennsylvania, New York, New Jersey, Massachusetts or Delaware, we will assume with your permission that the corporate, limited liability company, partnership or limited partnership law of the jurisdiction of incorporation or organization for such entities is identical to that of Delaware.

       [The following statement shall be set forth in a separate letter]

         We have participated in conferences with officers and other representatives of the Company and representatives of the Initial Purchasers and their counsel during which the contents of the Preliminary Offering Memorandum and the Offering Memorandum and related matters were discussed and reviewed and, although we do not pass upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except as expressly provided in our separate opinion to you dated today), on the basis of the information that was developed in the course of the services referred to above, considered in the light of our understanding of the applicable law, that, nothing has come to our attention that would lead us to believe that the Offering Memorandum or any amendment or supplement thereto, (except for financial statements, footnotes and schedules, other financial data and statistical information derived from the financial statements included therein or omitted therefrom, as to which we need make no statement), as of the date thereof and as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                         ANNEX C

                    [Form of Opinion of Michael E. Tarvin]


     (i) To my knowledge, all of the issued and outstanding capital stock of each of the subsidiaries of the Company set forth below is owned by the Company.


     Allegany Hearing and Speech, Inc.
     American Transitional Hospitals, Inc.
     Athens Sports Medicine Clinic, Inc.
     CCISUB, Inc.
     C.O.A.S.T. Institute Physical Therapy, Inc.
     Center for Evaluation and Rehabilitation, Inc.
     Center for Physical Therapy & Sports Rehabilitation, Inc. Center Therapy, Inc.
     CMC Center Corporation
     Coplin Physical Therapy Associates, Inc.
     Fine, Bryant & Wah, Inc.
     Georgia Novacare Ventures, Inc.
     Hand Therapy and Rehabilitation Associates, Inc.
     Hangtown Physical Therapy, Inc.
     Human Performance and Fitness, Inc.
     Indianapolis Physical Therapy and Sports Medicine, Inc. Joyner Sportsmedicine Institute, Inc.
     Kesinger Physical Therapy, Inc.
     New Mexico Physical Therapists, Inc.
     NovaCare Occupational Health Services, Inc.
     Ortho Rehab Associates, Inc.
     Orthopedic and Sports Physical Therapy of Cupertino, Inc. Pro Active Therapy, Inc.
     Professional Therapeutic Services, Inc.
     RCI (WRS), Inc.
     Rebound Oklahoma, Inc.
     Redcal Information Systems, LLC
     Redwood Pacific Therapies, Inc.
     Rehab Advantage Therapy Services, LLC
     RehabClinics, Inc.
     RehabClinics (GALAXY), Inc.
     RehabClinics (SPT), Inc.
     Robert M. Bacci, R. P. T. Physical Therapy Associates

     SelectMark, Inc.
     Select Specialty Hospital - Columbus, Inc.
     Select Specialty Hospital - Camp Hill, L.P.
     South Jersey Physical Therapy Associates, Inc.
     Southwest Emergency Associates, Inc.
     Southwest Medical Supply Company, Inc.
     Southwest Physical Therapy, Inc.
     Southwest Therapists, Inc.
     Valley Group Physical Therapists, Inc.
     Vanguard Rehabilitation, Inc.
     Wayzata Physical Therapy Centers, Inc.
     West Penn Rehabilitation Services, Inc.
     West Side Physical Therapy, Inc.
     West Suburban Health Partners, Inc.

                                                                         ANNEX D

                        [Form of Opinion of Reed Smith]


          (i)     The information in the Offering Memorandum under "Risk
Factors --If our hospitals fail to maintain their exemption from the Medicare prospective payment system or fail to maintain their status as a "hospital within a hospital," our profitability may decline", "Risk Factors --We conduct business in a heavily regulated industry, and changes in regulations or violations of regulations may result in increased costs or sanctions that reduce our net operating revenues and profitability", "Risk Factors --If there are changes in the rates or methods of government reimbursements for our services, our services, our net operating revenues and income could decline", "Our Business--Government Regulations", to the extent that it describes any Health Care Laws, has been reviewed by me and fairly presents the information set forth therein in all material respects.

          (ii) Each of the 56 specialty acute care hospitals described in the Offering Memorandum as owned or operated by the Company or its subsidiaries is duly licensed as a hospital by the state in which it is located and is certified to participate in the federal Medicare program. This opinion is based solely upon our examination of originals or copies of such licenses and certifications presented to us by the Company, and a Certificate of the General Counsel of the Company attached hereto as Exhibit A to the effect that such licenses and certifications are currently in effect.

          (iii) We have reviewed the Certificate of the General Counsel of the Company attached hereto as Exhibit A concerning the outpatient therapy clinics owned, leased or operated by the Company or its subsidiaries. In the course of our representation of the Company as special regulatory counsel, nothing has come to our attention that would lead us to believe that the Certificate is not accurate.

          (iv) Except as disclosed in the Offering Memorandum, in the course of our representation of the Company as special regulatory counsel, we have not become aware of any pending or threatened action, suit, proceeding, inquiry or investigation, relating to any Health Care Law, to which the Company or any of its subsidiaries is a party, brought by any court or governmental agency or body, which could reasonably be expected to result in a Material Adverse Effect.

          (v) No filing with, or authorization, approval, consent, license, order, registration, qualification (collectively, "Approvals") of or with any
(A) United States governmental authority or agency, is necessary or required under any federal Health Care Law, or (B) any Pennsylvania governmental authority or agency is necessary or required under any Pennsylvania Health Care Law in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance, sale or delivery of the Securities. Without having investigated the laws of states other than Pennsylvania for purposes of this opinion, based on our experience as special regulatory counsel representing other issuers owning and operating other health care businesses, and our ongoing representation of the Company as special regulatory counsel, we are not aware of any Approvals under any Health Care Laws required to be obtained or made in connection with the execution delivery and performance of the Purchase Agreement, that, if not obtained or made, would result in a Material Adverse Effect.

          In the course of our representation of the Company as special regulatory counsel, nothing has come to our attention that would lead us to believe that the information contained in the Offering Memorandum under "Risk Factors --If our hospitals fail to maintain their exemption from the Medicare prospective payment system or fail to maintain their status as a "hospital within a hospital," our profitability may decline", "Risk Factors --We conduct business in a heavily regulated industry, and changes in regulations or violations of regulations may result in increased costs or sanctions that reduce our net operating revenues and profitability", "Risk Factors --If there are changes in the rates or methods of government reimbursements for our services, our services, our net operating revenues and income could decline", "Our Business-- Government Regulations" included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          For purposes of this opinion, the term "Health Care Laws" shall mean those statutes, rules and regulations, judicial decisions, decrees or orders specifically regulating health care providers, as such, of the type owned and operated by the Company and its subsidiaries as described under the headings "Risk Factors --If our hospitals fail to maintain their exemption from the Medicare prospective payment system or fail to maintain their status as a "hospital within a hospital," our profitability may decline", "Risk Factors -We conduct business in heavily regulated industry, and changes in regulations or violations of regulations may result in increased costs or sanctions that reduce our net operating revenues and profitability", "Risk Factors --If there are changes in the rates or methods of government reimbursements for our services, our net operating revenues and income could decline", "Our Business --Government Regulations" in the Prospectus, including, without limitation, (a) health care licensure, permit and certificate of need requirements, (b) Title XVIII, XIX and XXI of the Social Security Act; (c) the Anti-Kickback Amendments (as defined in the Offering Memorandum) and the regulations promulgated thereunder, (d) the Stark Laws (as defined in the Offering Memorandum) and the regulations promulgated thereunder, (e) the False Claims Act, (f) Title II of the Health Insurance Portability and Accountability Act of 1996, (g) Title IV of the Balanced Budget Act of 1997, (h) any initiatives under Operation Restore Trust and (i) state statutes, rules and regulations concerning matters similar to (b) through (h) above, but specifically excluding statutes, ordinances, administrative decisions, rules and regulations of counties, towns, municipalities or special political subdivisions.

                                                                         ANNEX E

                          [Form of Opinion of Tory's]


          (i) Each of Canadian Back Institute ("CBI") and Rehab Health Inc. ("Rehab Health") is incorporated and existing under the Business Corporations Act (Ontario).

          (ii) Each of CBI Calgary Limited Partnership, CBI Etobicoke Limited Partnership, CBI Scarborough Limited Partnership, CBI South Calgary Limited Partnership, CBI Toronto Limited Partnership, CBI Victoria Limited Partnership, (collectively, the "Limited Partnerships") has been formed and exists as a limited partnership under the Limited Partnership Act (Ontario).

          (iii) CBI has the corporate power and capacity to carry on its business as presently conducted (including, in the case of the Limited Partnerships, the business of the Limited Partnerships) and to own its properties and assets.

          (iv) Rehab Health has the corporate power and capacity to carry on its business as presently conducted and to own its properties and assets.


                                      E-1